Exhibit 77Q(1)(d)

The Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, effective August 1, 2014  is incorporated by reference to exhibit (n) of post-effective amendment No. 110 to the Registration Statement filed on Form Type 485BPOS on January 28, 2015 (Accession No. 0001193125-15-023481).